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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 1998
                                                          ---------------

                                 AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)


            TENNESSEE                   000-22217             62-1493316
  (State or other jurisdiction of      (Commission         (I.R.S. employer
  incorporation or organization)       File Number)        identification no.)


         ONE BURTON HILLS BOULEVARD
                  SUITE 350
                NASHVILLE, TN                                  37215
  (Address of principal executive offices)                  (Zip code)


                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       Effective August 4, 1998, AmSurg Westlake, Inc. ("AmSurg"), a subsidiary of AmSurg Corp. (the "Company") acquired from Michael Kaslow, M.D., a Professional Corporation, George S. Hoffman, M.D., a Professional Corporation, Michael Kaslow, M.D., George S. Hoffman, M.D., John J. Darin, M.D., Henry Curry, M.D. and Judy Darin (collectively, "Sellers"), an undivided fifty-seven percent ownership interest in the assets comprising the business operations of an ophthalmic ambulatory surgery center (the "Center") in Westlake Village, California.

       Pursuant to the terms of the Asset Purchase Agreements, dated as of August 4, 1998, by and among AmSurg and the Sellers, AmSurg and the Company paid $1,792,823 in cash and 23,571 shares of Class A Common Stock, valued at $156,453, to the Sellers. The cash used in the purchase transaction was provided from borrowings under the Company's revolving credit agreement with SunTrust Bank, Nashville and NationsBank of Tennessee. The consideration paid to the Sellers was determined through arm's-length negotiations between the Company and the Sellers. Following the asset purchase, AmSurg and Westlake Eye Surgery Center, a California partnership, contributed their respective ownership interests in the assets of the Center into a newly formed partnership, The Westlake Ophthalmology ASC, L.P., and received proportionate ownership therein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       The business acquired did not meet the significant subsidiary tests requiring financial reporting under Regulation S-X.

 (c)   Exhibits:

       2.1 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Westlake, Inc., Westlake Eye Surgery Center, Michael Kaslow, M.D., a Professional Corporation, and Michael Kaslow, M.D.

       2.2 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Westlake, Inc., Westlake Eye Surgery Center, George S. Hoffman, M.D., a Professional Corporation, and George S.
           Hoffman, M.D.

       2.3 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and Michael Kaslow, M.D.

       2.4 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and George S. Hoffman, M.D.

       2.5 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and John J. Darin, M.D.

       2.6 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and Henry Curry, M.D.

       2.7 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Westlake Inc., Westlake Eye Surgery Center and Judy Darin.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMSURG CORP.


                                      By: /s/  Claire M. Gulmi
                                          -----------------------------------
                                          CLAIRE M. GULMI

                                          Senior Vice President and Chief
                                          Financial Officer (Principal
                                          Financial and Duly Authorized Officer)




Date: August 19, 1998






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                               INDEX TO EXHIBITS


  EXHIBIT
   NUMBER                           DESCRIPTION
   ------                           -----------

    2.1 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Westlake, Inc., Westlake Eye Surgery Center, Michael Kaslow, M.D., a Professional Corporation, and Michael Kaslow, M.D.

    2.2 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Westlake, Inc., Westlake Eye Surgery Center, George S. Hoffman, M.D., a Professional Corporation, and George S.
           Hoffman, M.D.

    2.3 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and Michael Kaslow, M.D.

    2.4 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and George S. Hoffman, M.D.

    2.5 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and John J. Darin, M.D.

    2.6 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Corp., AmSurg Westlake, Inc., Westlake Eye Surgery Center and Henry Curry, M.D.

    2.7 Asset Purchase Agreement, dated as of August 4, 1998, by and among AmSurg Westlake Inc., Westlake Eye Surgery Center and Judy Darin.





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